Exhibit 99.1

JOINT PRESS RELEASE	Contacts:	Hampton Roads Bankshares, Inc.
Jack W. Gibson
For Immediate Release		President and Chief Executive Officer
(757) 217-1000

Shore Financial Corporation
Scott C. Harvard
President and
Chief Executive Officer
(757) 787-1335

SHORE FINANCIAL CORPORATION TO JOIN

HAMPTON ROADS BANKSHARES

NORFOLK, VIRGINIA AND ONLEY, VIRGINIA, January 9, 2008: Hampton Roads Bankshares, Inc. (NASDAQ: HMPR), the financial holding company for Bank of Hampton Roads, and Shore Financial Corporation (NASDAQ: SHBK), the financial holding company for Shore Bank, jointly announced today that the board of directors of each company approved the execution of, and the parties have executed, a definitive agreement in which Shore Financial Corporation will merge with and into Hampton Roads Bankshares.

Under the terms of the merger agreement, Hampton Roads Bankshares will acquire all of the outstanding shares of Shore Financial Corporation. Shore Financial Corporation shareholders will receive either $22 per share in cash or 1.8 shares of Hampton Roads Bankshares common stock for each share owned of Shore Financial Corporation. Pursuant to the terms of the merger agreement, stockholders of Shore Financial Corporation will have the opportunity to elect to receive cash, shares of Hampton Roads Bankshares common stock, or a combination of both subject to the allocation and proration procedures set forth in the merger agreement which are intended to ensure that, in the aggregate, no less than 25% and no more than 45% of the total merger consideration will be cash and the remainder will be Hampton Roads Bankshares common stock. However, Hampton Roads Bankshares has reserved the right to increase the cash portion of the consideration up to 50% of the total merger consideration if Shore Financial shareholders elect to receive less than 55% of the total consideration in stock.

The merger is anticipated to close in the second quarter of 2008 and is conditioned upon receiving the requisite regulatory and stockholder approvals. Pursuant to the terms of the merger agreement, Shore Financial Corporation will merge with and into Hampton Roads Bankshares. Subsequent to the completion of the merger, Shore Bank will maintain its competitive distinction and brand by operating as a subsidiary of Hampton Roads Bankshares. Scott C. Harvard will continue to serve as President and Chief Executive Officer of Shore Bank and as an Executive Vice President of Hampton Roads Bankshares.

Shore Financial Corporation, based in Onley, Virginia, is the holding company for Shore Bank, which serves the Eastern Shore of Maryland and Virginia through eight full-service banking facilities and twenty-two ATMS. Through its affiliates, Shore Bank also offers title insurance and investment products. As of September 30, 2007, Shore Financial Corporation had total assets of $269 million, total deposits of $200 million, total loans of $217 million, and total stockholders’ equity of $27 million.

Jack W. Gibson, President and Chief Executive Officer of Hampton Roads Bankshares, stated, “The addition of Shore Bank with Bank of Hampton Roads under Hampton Roads Bankshares, brings together two extraordinary banks with excellent reputations, similar performance-driven cultures, and operating strengths that are highly complimentary. Both of our organizations share a vision to grow and be the market leader without compromising profitability. Shore’s talented and well-respected management team will be instrumental in guiding our growth into this market and helping us to take advantage of future opportunities throughout the Delmarva Peninsula.”

Scott C. Harvard, President and Chief Executive Officer of Shore Financial Corporation, commented, “We are delighted to be joining forces with an organization that like Shore Bank, has such a rich history of serving their customers, communities, employees and shareholders. That history has led to consistent growth and profitability for both banking companies. The combined organization will have depth of talent, expanded services for our customers and the resources to expand our footprint across new markets.”

McKinnon & Company acted as financial advisor to Hampton Roads Bankshares, Inc. and Williams Mullen served as its legal advisor. Davenport & Company, LLC acted as financial advisor to Shore Financial Corporation and LeClairRyan served as its legal advisor.

About Hampton Roads Bankshares

Hampton Roads Bankshares, Inc. is a financial holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company’s primary subsidiary is Bank of Hampton Roads, which opened for business in 1987. The Bank engages in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses. Currently, the Bank operates 17 banking offices in the Hampton Roads region of southeastern Virginia and is scheduled to open another this year. Shares of Hampton Roads Bankshares common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about the Company and its subsidiaries can be found on the Web at www.bankofhamptonroads.com.

About Shore Financial Corporation

Shore Financial Corporation is headquartered on the Eastern Shore of Virginia. Its stock is traded on the NASDAQ Global Stock Market under the symbol SHBK. Its banking subsidiary, Shore Bank, serves the Eastern Shore of Maryland and Virginia through eight full-service banking facilities, twenty-two ATMs and twenty-four hour telephone and online banking services. Through banking subsidiaries and affiliated companies, the bank provides title insurance and non deposit investment products. For more information about Shore Financial visit www.shorebank.com.

Information about Hampton Roads Bankshares and Shore Financial Corporation

Hampton Roads Bankshares will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued to the shareholders of Shore Financial Corporation in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus that will be sent to the shareholders of Shore Financial Corporation seeking their approval of the proposed merger. The proxy statement/prospectus will contain important information about Hampton Roads Bankshares, Shore Financial Corporation, and the merger and about the persons soliciting proxies from Shore Financial’s shareholders in the merger, including the officers and directors of Shore Financial, and their interests in the merger, such as their stock ownership in Shore Financial.

Additional information about Shore Financial’s directors and executive officers is included in Shore Financial’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission and is available on Shore Financial’s website at www.shorebank.com and at the Shore Financial address provided below.

Hampton Roads Bankshares and Shore Financial Corporation urge the shareholders of Shore Financial and other investors to read the registration statement on Form S-4 and the proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about Hampton Roads Bankshares, Shore Financial, and the proposed transaction.

Shareholders and investors may obtain free copies of the proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC’s website at www.sec.gov. Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:

Hampton Roads Bankshares, Inc. 999 Waterside Drive, Suite 200 Norfolk, VA 23510 Attention: Jack W. Gibson Telephone Number: (757) 217-1000	Shore Financial Corporation 25020 Shore Parkway Onley, Virginia 23418 Attention: Scott C. Harvard Telephone Number: (757) 787-1335

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and other reports filed and furnished to the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

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